                                                                   EXHIBIT 10.20





                              SETTLEMENT AGREEMENT


                                     between


                                   HYSEQ, INC.


                                       and


                                AFFYMETRIX, INC.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

                              SETTLEMENT AGREEMENT

        This Settlement Agreement (this "AGREEMENT") is entered into this 24th day of October, 2001 (the "Effective Date") by and between Hyseq, Inc., a Nevada corporation ("HYSEQ") and Affymetrix, Inc., a Delaware corporation ("AFFYMETRIX") (each a "PARTY," collectively the "PARTIES").

W I T N E S S E T H:

        WHEREAS, Hyseq and Affymetrix have had various disputes which in part have led to the commencement of certain litigation matters, including but not limited to Hyseq, Inc., Plaintiff/Counterdefendant v. Affymetrix, Inc., Defendant/Counterclaimant, Case No. C 97-20188 RMW (ENE), United States District Court, Northern District of California, San Jose Division; Affymetrix, Inc., Plaintiff v. Hyseq, Inc., Defendant, Case No C 99-21163 JF, United States District Court, Northern District of California, San Jose Division; and Hyseq, Inc., Plaintiff/Counterdefendant v. Affymetrix, Inc., Defendant/Counterclaimant, Case No. C 00-20050 RMW, United States District Court, Northern District of California, San Jose Division (collectively, the "MATTERS"); and

        WHEREAS, the Parties desire to reach an amicable resolution of the Matters in an efficient and expeditious manner; and

        WHEREAS, contemporaneously with the execution and delivery of this Agreement, Hyseq and Affymetrix have entered into the [***] and certain Related Agreements (as such term is defined in the [***]) (collectively the "RELATED AGREEMENTS");

        NOW THEREFORE, for and in consideration of the promises contained herein and in the Related Agreements, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Definitions. For purposes of this Agreement, the following terms have the meanings hereinafter indicated:

        "AFFYMETRIX PATENTS" means the Affymetrix Patents-In-Suit, all patents and/or patent applications claiming priority to or common priority with the Patents-In-Suit; all foreign counterparts of such Patents-In-Suit, patents, and /or patent applications; all continuations, continuations-in-part and divisionals of such patents-in-suit, patents, and/or patent applications; and all reissues and re-examinations of any of the foregoing; and all patents issuing from such patent applications.

        "AFFYMETRIX PATENTS-IN-SUIT" means U.S. Patent Nos. 5,795,716, 5,744,305 and 5,800,992.

        "AFFILIATES" means any present or former company, partnership, corporation or like entity, in any country, which, directly or indirectly (i) wholly or substantially owns or controls an entity, directly or indirectly, or
(ii) is wholly or substantially owned or controlled by that entity, directly or indirectly. As used herein, substantial ownership or control includes, but is not limited to, ownership or control of more than fifty percent (50%) of the


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



                                       1
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voting stock or equity of an entity or effective management control by contract or otherwise. Affiliates that may become affiliated in the future are explicitly excluded from this definition.

        "CLAIMS" means any and all causes of action, demands, agreements, contracts, covenants, representations, warranties, promises, undertakings, actions, obligations, controversies, debts, costs, expenses, attorneys' fees, expert witness fees, court costs, accounts, damages, losses, injuries and liabilities, of whatever kind or nature, in law, equity, administrative proceeding, or otherwise, present and future, whether known or unknown, suspected or unsuspected, for or by reason of any matter, cause or thing whatsoever from the beginning of time through and including the date hereof, whether sounding in contract, tort or otherwise.

        "HYSEQ PATENTS" means the Hyseq Patents-In-Suit, all patents and/or patent applications claiming priority to or common priority with the Patents-In-Suit; all foreign counterparts of such Patents-In-Suit, patents, and /or patent applications; all continuations, continuations-in-part and divisionals of such patents-in-suit, patents, and/or patent applications; and all reissues and re-examinations of any of the foregoing; and all patents issuing from such patent applications.

        "HYSEQ PATENTS-IN-SUIT" means U.S. Patent Nos. 5,202,231, 5,525,464, 5,695,940, 6,018,041 and 5,972,619.

        "MATTERS" has the meaning specified in the Recitals, above.

        "PTO" means the United States Patent and Trademark Office.

2.      Representations, Warranties, and Indemnities.

        2.1 Each of Hyseq and Affymetrix represents and warrants to the other that, as of the date hereof, it is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement. This Agreement is a legal, valid and binding obligation enforceable against each of Affymetrix and Hyseq in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditors rights generally.

        2.2 Hyseq represents and warrants to Affymetrix that it is the exclusive owner of the Hyseq Patents and has the sole and exclusive right to assert each of the Hyseq Patents without limitation, free and clear of any and all claims, rights, liens or encumbrances of any nature whatsoever, including any claims of any university or other educational institution or any governmental agency, and has the full right and authority to license or assign such Patents.

        2.3 Affymetrix represents and warrants to Hyseq that it is the exclusive owner of the Affymetrix Patents and has the sole and exclusive right to assert each of the Affymetrix


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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Patents without limitation, free and clear of any and all claims, rights, liens or encumbrances of any nature whatsoever, including any claims of any university or other educational institution or any governmental agency, and has the full right and authority to license or assign such Patents.

        2.4 Except for the representations and covenants expressly set forth in this Agreement and the Related Agreements, no Party has made any statement or representation to any other Party regarding a fact relied upon by the other Party in entering into this Agreement or the Related Agreements and no Party has relied upon any statement, representation, or promise of any other Party, or of any representative or attorney for any other Party, in executing this Agreement or in making the settlement provided for in this Agreement and the Related Agreements.

        2.5 Each Party to this Agreement represents and warrants that it has not assigned or transferred any portion of the Claims being released hereunder to any other person, individual, firm, corporation or entity, and that no other person, individual, firm, corporation or entity has any lien, right, claim or interest in any such Claims. Furthermore, each Party represents and warrants that this Agreement and the Related Agreements do not and shall not conflict with or constitute a default under the terms, conditions or provisions of its charter documents or any other agreement, understanding or commitment of such Party nor is the authorization, consent or approval of any other person or entity required for the execution and performance hereof. Without limiting the generality of the foregoing, Hyseq represents and warrants that nothing contained in this Settlement Agreement or the Related Agreements conflicts with or constitutes a default under the terms, conditions, or provisions of [***]. Each Party to this Agreement shall indemnify, defend, and hold harmless any other Party to [***] this Agreement from and against any and all of such Claims arising out of, related to, or connected with any prior assignment or transfer, or any purported assignment or transfer, of any of such Claims or the breach of any other representation in this Section 2.

3.      Mutual Release of Claims.

        3.1 Release by Hyseq. Hyseq, on behalf of itself and its present and former officers, directors, employees, agents, attorneys, assigns, predecessors, subsidiaries, Affiliates, divisions and successors-in-interest (collectively, the "HYSEQ RELEASING PARTIES"), does hereby forever and irrevocably release, acquit, and discharge, and covenant not to sue or bring or maintain any Claim, action or proceeding against, Affymetrix, its present and former officers, directors, employees, predecessors, subsidiaries, Affiliates and divisions (the "AFFYMETRIX RELEASED PARTIES") and/or any of them, from or regarding any and all Claims that the Hyseq Releasing Parties have, had, or may have against any of the Affymetrix Released Parties arising up to the Effective Date. This release includes, without limitation, any Claims asserted in the Matters, any Claims relating to the filing or prosecution of the Matters, and any other Claims whatsoever, whether arising from negligent or intentional acts or omissions or otherwise. Hyseq, for itself and the other Hyseq Releasing Parties, also hereby forever and irrevocably releases, acquits, and discharges, and covenants not to sue or bring or maintain any Claim, action or proceeding against, any [***] of the Affymetrix Released Parties and/or any of them, from or regarding any and all Claims


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

that the Hyseq Releasing Parties have, had, or may have against any of them exclusively arising out of their making, using, importing, selling, or offering to sell any Affymetrix [***] product up to the Effective Date.

        3.2 Release by Affymetrix. Affymetrix, on behalf of itself and its present and former officers, directors, employees, agents, attorneys, assigns, predecessors, subsidiaries, Affiliates, divisions and successors-in-interest (collectively, the "AFFYMETRIX RELEASING PARTIES"), does hereby forever and irrevocably release, acquit, and discharge, and covenant not to sue or bring or maintain any Claim, action or proceeding against, Hyseq, its present and former officers, directors, employees, predecessors, subsidiaries, Affiliates and divisions (the "HYSEQ RELEASED PARTIES") and/or any of them, from or regarding any and all Claims that the Affymetrix Releasing Parties have, had, or may have against any of the Hyseq Released Parties arising up to the Effective Date. For purposes of this release provision, [***]. This release includes, without limitation, any Claims asserted in the Matters, any Claims relating to the filing or prosecution of the Matters, and any other Claims whatsoever, whether arising from negligent or intentional acts or omissions or otherwise. Affymetrix, for itself and the other Affymetrix Releasing Parties, also hereby forever and irrevocably releases, acquits, and discharges, and covenants not to sue or bring or maintain any Claim, action or proceeding against, any [***] of the Hyseq Released Parties and/or any of them, from or regarding any and all Claims that the Affymetrix Releasing Parties have, had, or may have against any of them exclusively arising out of their making, using, importing, selling, or offering to sell any Hyseq [***] product up to the Effective Date.

        3.3 Section 1542 Waiver. Affymetrix and Hyseq have each been fully advised by its respective attorneys of the contents and meaning of Section 1542 of the Civil Code of the State of California, which reads as follows:

               "SECTION 1542. (GENERAL RELEASE- CLAIMS EXTINGUISHED.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        Affymetrix and Hyseq each expressly waive and relinquish all rights and benefits under Section 1542, and any similar law or common law principle of similar effect of any state or territory of the United States and any foreign jurisdiction, with respect to the Claims released hereby, and expressly consent that this Agreement will be given full force and effect according to each and all of its express terms and provisions, including with respect to the release of any claims that are unknown or unsuspected that Affymetrix or Hyseq may have against each other.

        3.4 Finality of Waiver. The Parties hereby expressly and knowingly acknowledge that each may, after execution of this Agreement, discover facts different from or in addition to those which each knows or believes to be true with respect to the claims released in this Agreement. Nonetheless, each Party agrees that this Agreement shall be and remain in full force and effect in all respects, notwithstanding such different or additional


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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facts. It is the intention hereby fully, finally, and forever to settle all such matters, and release any and all Claims relating to those matters, which do now exist or previously have existed by and among the Parties. In furtherance of such intention, the releases given in this Agreement shall be and remain in effect as full and completed releases of such Matters, notwithstanding the discovery by any of the Parties of the existence of any additional or different Claims or facts relating to the Claims. Similarly, in entering into this Agreement, each Party assumes the risk of mistake, and if any Party should subsequently discover that any fact it relied upon in entering into this Agreement was untrue, or that its understanding of the facts or law was incorrect, such Party shall not be entitled to set aside this Agreement or be entitled to recover any damages on that account unless the mistake was due to an intentional misrepresentation by the other Party. This Agreement, and the Releases it contains, is intended, pursuant to the advice of independently selected legal counsel, to be final and binding between and among the Parties to this Agreement regardless of any claims of mistake of fact or law or of any other circumstances whatsoever.

        3.5 The Releases provided for in this Section 3 shall survive the termination of this Agreement and the termination of any or all of the Related Agreements. No dispute or claimed breach of any of such Agreements nor failure of consideration nor the inadequacy of the remedies therefor shall in any way affect the full enforceability of such releases which the parties acknowledge and agree are final, binding and not subject to termination or modification after the Effective Date.

4.      Dismissal with Prejudice/Withdrawal.

        4.1 Each of Affymetrix and Hyseq acknowledges and agrees that the Patents-In-Suit asserted by the other Party are valid and enforceable, except as otherwise determined by the Court or the PTO.

        4.2 The Parties agree that they jointly will within two days of the Effective Date sign and file with the United States District Court for the Northern District of California, (i) a Stipulation and Proposed Order of Dismissal and Final Judgment substantially in the form attached hereto as Exhibit A in Cases No. 97-20188 and 00-20050 and (ii) a Stipulation and Proposed Order of Dismissal and Final Judgment substantially in the form attached hereto as Exhibit B in Case No. 99-21163.

        4.3 Affymetrix and Hyseq mutually agree to settle the interference proceedings titled Chee v. Drmanac, Interference No. 104,552 in the form attached hereto as Exhibit C.

        4.4 In the event that the Court declines to enter the Final Judgments in substantially the forms set forth in Exhibits A and B, each Party shall have the right for a period of seven (7) days to terminate this Agreement and the Related Agreements.

        4.5 The Parties represent and warrant that there are no adverse proceedings between them that are filed, pending or planned other than the Matters and Interference No. 104,552. It is the intention of the Parties to settle all outstanding disputes between them. If any pending adverse proceeding was omitted from the Matters, the parties intend to settle


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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any such litigation, proceeding or action and therefore agree to take all necessary steps to withdraw from, discontinue, terminate or dismiss such omitted adverse proceeding.

        4.6 (a) Hyseq has reviewed and analyzed the Affymetrix Patents-In Suit, and agrees that it will not in the future, directly or indirectly, oppose, contest, or dispute the priority, validity or enforceability of any Affymetrix Patents in any United States or foreign court, agency, or other tribunal, now or in the future, and that it will not seek reexamination or modification of any Affymetrix Patents. Hyseq agrees not to actively seek [***] interferences with [***]. Hyseq further agrees that it [***].

               (a) Affymetrix has reviewed and analyzed the Hyseq Patents-In-Suit, and agrees that it will not in the future, directly or indirectly, oppose, contest, or dispute the priority, validity or enforceability of any Hyseq Patents in any United States or foreign court, agency, or other tribunal, now or in the future, and that it will not seek reexamination or modification of any Hyseq Patents. Affymetrix agrees not to actively seek [***] interferences with [***]. Affymetrix further agrees that it [***].

5.      Miscellaneous.

        5.1 The Parties agree to keep the terms of this Agreement confidential, and agree not to disclose the terms of this Agreement, except pursuant to a mutually-agreed press release, and except as may be (i) necessary for the purpose of enforcing any provision of this Agreement, or (ii) lawfully required by any governmental agency. Notwithstanding the foregoing, both Parties may agree to inform any court with jurisdiction over a Matter of the existence of a settlement and the Parties may file this Agreement and any other related agreements in the PTO as required under 35 U.S.C. Section 135(c). If this Agreement or any of the Related Agreements is sought in discovery, the Party responding to discovery shall promptly notify all Parties and shall do everything possible to maintain the confidentiality of the Agreement.

        5.2 Each Party represents and acknowledges that it has read this Agreement and fully understands and agrees to its terms, and that each Party has been represented by counsel in connection with the negotiation and execution of this Agreement.

        5.3 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.4 The Parties agree that this Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of laws principles of such State.

        5.5 This Agreement and the Related Agreements contain the entire set of agreements among the Parties with respect to the matters contained herein, and may be amended only by written agreement signed by the Parties to the Agreement. The provisions of all of such agreements shall be construed together so as to give effect to the provisions of each of the agreements to the greatest extent possible, except that under no circumstances


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     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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will the releases granted to the Parties in Section 3 above be terminated or modified in any manner whatsoever.

        5.6 This Agreement is intended only for the benefit of the Parties hereto, the Hyseq Released Parties and the Affymetrix Released Parties, and the beneficiaries expressly referenced in this Agreement. No other person or entity is entitled to any rights or benefits hereunder.

        5.7 Each Party shall perform any further acts, and sign and deliver any further instruments and documents, as may be required to accomplish the purposes of this Agreement; provided, however, that nothing in this provision shall be interpreted to modify any of the specific terms of this Agreement.

        5.8 Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by commercial overnight courier, or transmitted by telex telegram or telecopy (facsimile, with confirmed receipt) to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party (referred to herein as "NOTICE"). All notices shall be effective upon receipt.

               If to Hyseq, addressed to:

               Hyseq, Inc.
               675 Almanor Ave.
               Sunnyvale, CA 94085
               Attn: General Counsel
               Fax: (408) 524-8145

               If to Affymetrix, addressed to:

               Affymetrix, Inc.
               3380 Central Expressway
               Santa Clara, California 95051
               Attn: General Counsel
               Fax: (408) 481-4709

        5.9 Neither Party shall assign any of its rights or obligations hereunder without the prior, written consent of the other Party, which other Party may [***], except that no such consent shall be required with respect to a merger, consolidation, reorganization, sale of stock or sale or transfer of substantially all of the business and assets of a Party related to the Matters, provided that [***]. This Agreement shall be binding upon the permitted successors and permitted assigns of the Parties. Any assignment not in accordance with the above shall be void.

        5.10 The prevailing Party in any action to enforce this Agreement will be entitled to recover its attorneys fees and costs in connection with such action.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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        5.11 In the event that one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will nevertheless remain valid, legal and enforceable in all other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability will not affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in counterparts as of the date first written above.



                                        AFFYMETRIX, INC.

                                        By: /s/ Barbara A. Caulfield
                                            ------------------------------------
                                            Name:  Barbara A. Caulfield
                                                   -----------------------------
                                            Title: Executive Vice President and
                                                   General Counsel
                                                   -----------------------------


                                        HYSEQ, INC.

                                        By: /s/ Ted Love
                                            ------------------------------------
                                            Name: Ted Love
                                                   -----------------------------
                                            Title: President and Chief Executive
                                                   Officer
                                                   -----------------------------


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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

                                   Exhibit A


MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN
Kevin M. Flowers, Ph.D. (Ill. Bar No. 06242895)
William K. Merkel, Ph.D. (Ill. Bar No. 06225636)
6300 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606-6402

Attorneys for Plaintiff/Counterdefendant Hyseq, Inc.

IRELL & MANELLA LLP
Morgan Chu (SBN 70446)
Richard de Bodo (SBN 128199)
Jeffrey L. Arrington  (SBN 139435)
1800 Avenue of the Stars
Los Angeles, California 90067-4276

Attorneys for Defendant/Counterclaimant Affymetrix, Inc.

                          UNITED STATES DISTRICT COURT
                         NORTHERN DISTRICT OF CALIFORNIA
                                SAN JOSE DIVISION

HYSEQ, INC.,                                   Case No. C 97-20188 RMW (ENE)

               Plaintiff/Counterdefendant,     Case No. C 00-20050 RMW

        v.                                     STIPULATION AND PROPOSED ORDER OF

AFFYMETRIX, INC.,                              DISMISSAL AND FINAL  JUDGMENT

               Defendant/Counterclaimant.



                                               Honorable Ronald M. Whyte


                                           STIPULATION OF DISMISSAL AND JUDGMENT
                               CASE NOS. C 97-20188 RMW (ENE) AND C 00 20050 RMW


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

               Plaintiff and Counterdefendant Hyseq, Inc. ("Hyseq") and Defendant and Counterclaimant Affymetrix, Inc. ("Affymetrix") have entered into a confidential settlement which provides a basis for settlement and judgment of the claims and counterclaims in these actions. Pursuant to this settlement, Hyseq and Affymetrix, by and through their respective counsel, hereby stipulate to the dismissal with prejudice and conclusion of all claims and counterclaims in these actions.

               The Court having duly deliberated thereon,

               IT IS HEREBY ORDERED, ADJUDGED AND DECREED that final judgment is hereby entered as follows:

               1. The parties admit that all claims of the asserted patents are valid and enforceable.

               2. This Court shall retain jurisdiction over the implementation of or disputes arising out of the parties' settlement, including the jurisdiction to order any appropriate remedy under law or equity. The settlement also encompasses another case involving the parties, Affymetrix, Inc. v. Hyseq, Inc., Case No. C 99-21163 JF.

               3. Case Nos. C 97-20188 RMW and C 00-20050 are dismissed with prejudice.

               4. Each party shall bear its own attorneys' fees and costs of suit.


Dated:                             MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN
      --------------------


                                   By:
                                      ------------------------------------------
                                      Kevin M. Flowers Ph.D.
                                      Attorneys for Plaintiff/Counterdefendant
                                      Hyseq, Inc.


Dated:                             IRELL & MANELLA LLP
      --------------------


                                   By:
                                      ------------------------------------------
                                      Richard de Bodo
                                      Attorneys for Defendant/Counterclaimant
                                      Affymetrix, Inc.

IT IS SO ORDERED.

DATED:
      --------------------


                                   ---------------------------------------------
                                      Honorable Ronald M. Whyte
                                      United States District Judge

                                           STIPULATION OF DISMISSAL AND JUDGMENT
                               CASE NOS. C 97-20188 RMW (ENE) AND C 00 20050 RMW

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

                                   Exhibit B


IRELL & MANELLA LLP
Morgan Chu (SBN 70446)
Richard de Bodo (SBN 128199)
Jeffrey L. Arrington  (SBN 139435)
1800 Avenue of the Stars
Los Angeles, California  90067-4276

Attorneys for Plaintiff Affymetrix, Inc.

MARSHALL, O'TOOLE, GERSTEIN, MURRAY & BORUN
Kevin M. Flowers, Ph.D. (Ill. Bar No. 06242895)
William K. Merkel, Ph.D. (Ill. Bar No. 06225636)
6300 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60606-6402

Attorneys for Defendant Hyseq, Inc.

                          UNITED STATES DISTRICT COURT
                         NORTHERN DISTRICT OF CALIFORNIA
                                SAN JOSE DIVISION

AFFYMETRIX, INC.,                              Case No. C 99-21163 JF

               Plaintiff,                      STIPULATION AND PROPOSED ORDER OF

        v.                                     DISMISSAL AND FINAL  JUDGMENT

HYSEQ, INC.,

               Defendant.                      Honorable Jeremy Fogel

                                           STIPULATION OF DISMISSAL AND JUDGMENT
                                                          CASE NO. C 99-21163 JF

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

               Plaintiff Affymetrix, Inc. ("Affymetrix") and Defendant Hyseq, Inc. ("Hyseq") have entered into a confidential settlement which provides a basis for settlement and judgment of the claims in this action. Pursuant to the settlement, Affymetrix and Hyseq, by and through their respective counsel, hereby stipulate to the dismissal with prejudice and conclusion of all claims in this action, with each party to bear its own attorneys' fees and costs of suit.

               The Court having duly deliberated thereon,

               IT IS HEREBY ORDERED, ADJUDGED AND DECREED that final judgment is hereby entered as follows:

               1. The parties admit that all claims of the asserted patents are valid and enforceable.

               2. The Court, Honorable Ronald M. Whyte, shall retain jurisdiction over the implementation of or disputes arising out of the parties' settlement, including the jurisdiction to order any appropriate remedy under law or equity. The settlement also encompasses two other cases involving the parties, Hyseq, Inc. v. Affymetrix, Inc., Case No. C 97-20188 RMW (ENE) and Hyseq, Inc. v. Affymetrix, Inc., Case No. C 00-20050 RMW.

               3. Case No. C 99-20163 is dismissed with prejudice.

               4. Each party shall bear its own attorneys' fees and costs of suit.

Dated:                             IRELL & MANELLA LLP
      --------------------


                                   By:
                                      ------------------------------------------
                                        Richard de Bodo
                                        Attorneys for Plaintiff Affymetrix, Inc.

Dated:                             MARSHALL, O'TOOLE,GERSTEIN, MURRAY & BORUN
      --------------------


                                   By:
                                      ------------------------------------------
                                        Kevin M. Flowers Ph.D.
                                        Attorneys for Defendant Hyseq, Inc.

IT IS SO ORDERED.


Dated:
      --------------------



                                   ---------------------------------------------
                                        Honorable Jeremy Fogel
                                        United States District Judge

                                           STIPULATION OF DISMISSAL AND JUDGMENT
                                                          CASE NO. C 99-21163 JF

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

                                    Exhibit C

                        INTERFERENCE SETTLEMENT AGREEMENT
                   (BETWEEN HYSEQ, INC. AND AFFYMETRIX, INC.)


        This Settlement of Interference Agreement is made as of this 24th day of October, 2001 (the "Effective Date") by and among Hyseq, Inc., a Nevada corporation (herein "Hyseq"), having a place of business in Sunnyvale, CA, and Affymetrix, Inc., a Delaware corporation (herein "Affymetrix"), having a place of business in Santa Clara, California.

        WHEREAS, the United States Patent and Trademark Office ("PTO") has declared Interference No. 104,552 between US Patent Nos. 5,795,716 and 5,974,164 of Affymetrix, and Application No. 09/358,875 of Hyseq, in order to determine priority between the parties with respect to inventions; and

        WHEREAS, Hyseq and Affymetrix have been involved in litigation, opposition, interference, attempted interference and other adverse proceedings involving their respective patents and patent applications in various countries; referred to herein as "Litigation Proceedings"; and

        WHEREAS, Hyseq and Affymetrix have resolved and settled the Litigation Proceedings on an amicable basis and have entered into a Settlement Agreement, which agreement includes a provision that the parties will enter into a Interference Settlement Agreement to resolve Interference No. 104,552.

        Hyseq and Affymetrix do hereby agree as follows:

        1.     PRELIMINARY MOTIONS

               1.1 The parties agree that no preliminary motions or preliminary statements will be filed in this interference.

        2.     TERMINATION OF INTERFERENCE

               2.1 On or before November 15, 2001 Hyseq, through its attorneys, shall file an abandonment of contest in Interference No. 104,552.

        3.     FUTURE INTERFERENCES

               3.1 Affymetrix agrees not to actively seek [***] interferences with [***].

               3.2 Hyseq agrees not to actively seek [***] interferences with [***].

               3.3    The parties are [***].


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

        4.     FILING OF AGREEMENT

               4.1 Promptly after this agreement is executed by both parties Affymetrix will file a copy of this Interference Settlement Agreement and all collateral agreements with the PTO as required by 35 U.S.C. Section 135(c) and 37 C.F.R. Section 1.666(b), requesting that the copies of this Interference Settlement Agreement and any collateral agreement filed therewith be held separate from the file of the interference, and made available only to Government agencies upon written request, or to any person upon petition and showing of good cause. In the event that such a written request is made or such a petition is filed, it is respectfully requested that the persons identified below be notified before such request or petition is granted:

               Edward J. Keeling, Esq.                Michael R. Weiner
               Townsend and Townsend and Crew LLP     Marshall, Gerstein & Borun
               Two Embarcadero Center, 8th Floor      6300 Sears Tower
               8th Floor                              233 South Wacker Drive
               San Francisco, CA 94111-3834           Chicago, IL 60606-6402
               Phone: (415) 576-0200                  Phone: (312) 474-6300
               Fax: (415) 576-0300                    Fax: (312) 474-0448


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

               IN WITNESS WHEREOF, the parties have caused this Interference Settlement Agreement to be executed by their authorized officials.

               AGREED TO:

Hyseq, Inc.


By:
   -------------------------------------


----------------------------------------
Printed Name


----------------------------------------
Title


----------------------------------------
Date


Affymetrix, Inc.



By:
   -------------------------------------


----------------------------------------
Printed Name


----------------------------------------
Title


----------------------------------------
Date


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



                                        3